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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 8, 2003

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                                  AVIALL, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-12380                 65-0433083
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)

     2750 REGENT BOULEVARD                                           75261
      DFW AIRPORT, TEXAS                                          (Zip Code)
     (Address of principal
      executive offices)

       Registrant's telephone number, including area code: (972) 586-1000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE.

On January 8, 2003, Aviall, Inc. issued a press release in which it announced, in partnership with Rolls-Royce Corporation, price reductions across selected turbine and gearshaft assemblies installed on the Rolls-Royce Model 250 gas turbine engine. The press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.


                                    * * * * *

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              AVIALL, INC.


                              By:    /s/ COLIN COHEN
                                     ------------------------------------------
                              Name:  Colin Cohen
                              Title: Vice President and Chief Financial Officer

Date: January 9, 2003


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                                INDEX TO EXHIBIT

Exhibit No.                Description
-----------                -----------
99.1                       Press Release, dated January 8, 2003